UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ	07310
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 469-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange where registered
Common Stock $.001 par value	VRSK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the holders of Common Stock of Verisk Analytics, Inc. (the “Company”) for a vote at the 2024 Annual Meeting of Shareholders held on May 15, 2024:

1.	The election of eleven members of the Board of Directors each to serve one-year terms;

2.	The advisory, non-binding resolution to approve the compensation of the Company’s named executive officers (“say-on-pay”);

3.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2024; and

4.	The shareholder proposal requesting a simple majority vote.

The results of such votes were as follows:

1. The Company’s shareholders elected each of the eleven nominees to the Board of Directors to serve one-year terms by the following votes:

Name of Nominee	Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
Vincent K. Brooks	119,326,504	3,712,808	72,646	6,762,748
Jeffrey Dailey	107,329,476	15,696,380	86,102	6,762,748
Bruce Hansen	121,543,415	1,503,025	65,518	6,762,748
Gregory Hendrick	122,803,039	243,138	65,781	6,762,748
Kathleen A. Hogenson	120,454,013	2,589,006	68,939	6,762,748
Wendy Lane	122,082,006	964,780	65,172	6,762,748
Samuel G. Liss	118,223,673	4,822,472	65,813	6,762,748
Lee M. Shavel	122,131,024	881,519	99,415	6,762,748
Olumide Soroye	122,527,198	518,246	66,514	6,762,748
Kimberly S. Stevenson	120,509,360	2,538,771	63,827	6,762,748
Therese M. Vaughan	116,958,159	5,500,619	653,180	6,762,748

2. The Company’s shareholders approved the compensation of the Company’s named executive officers on an advisory, non-binding basis by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
115,673,518	7,311,169	127,271	6,762,748

3. The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2024 by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining
116,038,573	13,781,318	54,815

4. The Company’s shareholders approved the shareholder proposal requesting a simple majority vote on an advisory, non-binding basis by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
74,872,983	46,673,949	1,565,025	6,762,749

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: May 17, 2024	By:	/s/ Kathy Card Beckles
		Name:	Kathy Card Beckles
		Title:	Executive Vice President and Chief Legal Officer